UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported): FEBRUARY 13, 2008

LUFKIN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation)	File Number)	Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS		75904
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The Board of Directors of Lufkin Industries, Inc. announced the election of John F. Glick, 55, to Chief Executive Officer, effective March 1, 2008. Mr. Glick joined the Company in 1994, and prior to his promotion to President in 2007, he served as Vice President and General Manager of the Oil Field and Power Transmission Divisions. A copy of the press release announcing the appointment is filed as Exhibit 99.1 hereto and is incorporated herein by reference. In connection with his election as Chief Executive Officer of the Company effective March 1, 2008, Mr. Glick’s salary was increased from $360,000 to $500,000.

The Board of Directors of Lufkin Industries, Inc. announced that Robert D. Leslie, Vice president, Treasurer and Chief Financial officer, 62, plans to retire effective May 7, 2008. Mr. Leslie joined the Company in 1992. The Board has identified Christopher L. Boone, Corporate Controller, 39, to succeed Mr. Leslie as the Company’s Vice President, Treasurer and Chief Financial Officer following Mr. Leslie’s retirement. Mr. Boone has been an employee of the Company since 1993 and Corporate Controller since 1999. A copy of the press release announcing the appointment is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The Board of Directors (the “Board”) of Lufkin Industries, Inc. (“Lufkin”), upon the recommendation of the Compensation Committee of the Board, approved the 2008 Variable Compensation Plan. The Plan was established to encourage sustained high performance and continued employment with Lufkin Industries. In order for the Plan to become operational, operational earnings as a percentage of average equity must exceed a 9% hurdle rate. Operational earnings are defined as earnings before adjustments for LIFO inventory, pension income and other income and expense. Individuals are classified into one of five tiers that determine the potential variable compensation for that individual as a percentage of base salary (ranging from 8% to 116%). Individual awards are based on both individual and total company goals. The Compensation Committee must approve all awards under the Plan. This Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1  Lufkin Industries, Inc. 2008 Variable Compensation Plan

Exhibit 99.1  Press Release, dated February 19, 2008, issued by Lufkin Industries, Inc.

Exhibit 99.2  Press Release, dated February 15, 2008, issued by Lufkin Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.
By:	/s/ R. D. Leslie
R. D. Leslie
Vice President/Treasurer/Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:           February 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lufkin Industries, Inc. 2008 Variable Compensation Plan
99.1	Press Release, dated February 19, 2008, issued by Lufkin Industries, Inc.
99.2	Press Release, dated February 15, 2008, issued by Lufkin Industries, Inc.